Federated Market Opportunity Fund
(A Portfolio of Federated Equity Funds)
Class A Shares
Class B Shares
Class C Shares
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Supplement to the Prospectus dated December 31, 2003

1. On the front cover please delete the first paragraph and replace with the following:

     A mutual fund seeking to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the Adviser deems to be undervalued or out of favor or securities that the Adviser believes are attractive due to their income-producing potential.


2. Under the section Risk/Return Summary in the subsection "What Are The Fund's Main Investment Strategies?", please delete the current paragraph and replace with the following:

     What Are The Fund's Main Investment Strategies?

     The Fund pursues its investment objective by investing, under normal market conditions, in domestic and foreign securities that the Adviser deems to be undervalued or out of favor or securities that the Adviser believes are attractive due to their income-producing potential. As more fully described in this prospectus, the Fund's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, fixed income securities of both domestic or foreign corporations or sovereign governmental entities, REITS, securities of precious metal companies and derivative and hybrid instruments. This investment strategy is designed to enable the Fund to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.


3. Under the section "What Are The Fund's Investment Strategies?", please delete the current language and replace with the following:

     What Are The Fund's Investment Strategies?

     The Fund pursues its investment objective by investing, under normal market conditions, in domestic and foreign securities that the Adviser deems to be undervalued or out of favor or securities that the Adviser believes are attractive due to their income-producing potential. As more fully described below, the Fund's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, fixed income securities of both domestic or foreign corporations or sovereign governmental entities, REITS, securities of precious metal companies and derivative and hybrid instruments. This investment strategy is designed to enable the Fund to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

     With regard to equity securities, the Adviser primarily uses the "value" style of investing and selects securities primarily utilizing a bottom up approach to security anaylsis but also secondarily considers top down anaylsis and sector allocation. The Adviser's use of the "value" style of investing seeks to identify and select securities that, in the Adviser's opinion, are trading at a lower valuation relative to one of the following two measurements: i) the historic valuation of the securities; or ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

     Primarily using the bottom-up approach to security analysis, the Adviser searches for equity securities that appear to be undervalued or out-of favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, the Adviser seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong as measured by low net debt and high net cash flow generation. Lastly the Adviser searches for companies with rising earnings estimates coupled with the potential for positive changes in the issuer of the security or in the issuer's industry.

     As a secondary matter, using top-down analysis, the Adviser considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, the Adviser assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. The Adviser determines the sector allocation of the Fund's portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors. The Adviser also considers such factors as the dividend-paying potential of the companies in each sector.

     The Adviser uses technical analysis of the market as an aid in timing purchases and sales. The Adviser sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

     The Adviser may increase the Fund's cash position if the Adviser is unable to find a sufficient number of securities that the Adviser deems to be undervalued or out of favor or if the Adviser believes that overall equity market valuations (and risks) are at high levels. Additionally, the Adviser anticipates normally keeping a portion of the Fund's portfolio in cash in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The Fund's cash position will normally be invested in traditional cash investments such as money market funds or repurchase agreements.

     When investing in fixed income securities the Adviser invests in asset classes within the fixed income market that it believes offers the best relative value. When searching for asset classes within the fixed income market, the Adviser places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed income securities the Adviser also considers the currency appreciation potential of a given market. Such asset classes may include non-investment-grade fixed income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment-grade securities.

     The Adviser's investment management approach may be described as contrarian in nature because the Adviser anticipates that it will invest in out-of-favor securities or deviate from the consensus view on a security, sector, or with regard to markets in general.

     In addition to investing in equity and fixed income securities, the Adviser may invest in the following in attempting to achieve its investment objective:

|X|   derivative contracts or hybrid instruments,
|X|   convertible bonds,
|X|   real estate investment trusts (REITS), and
|X|   securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals. The Fund may also purchase shares of exchange traded funds (ETFs) in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy. The Fund may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not all, of the specific ways in which the Fund may use derivatives or hybrid instruments. First, the Fund may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the Fund based on the change in value of the underlying security. Second, the Fund may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities, currencies or securities indices. Finally, the Fund may invest in derivatives contracts as part of its hedging strategies.

     Hedging

     Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Funds.

     Additionally, the Fund may buy put options on stock indexes or individual stocks (even if the stocks are not held by the Fund) in an attempt to hedge against a decline in stock prices.

     Portfolio Turnover

     The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

     Temporary Defensive Investments

     The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.


4. Under the section "Who Manages The Fund?", please delete the first two paragraphs and replace with the following:

     The Board of Trustees (the Board) governs the Fund. The Board selects and oversees the Adviser, Federated Equity Management Company of Pennsylvania. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

     The Adviser has delegated daily management of some Fund assets to the Sub-Adviser, Federated Investment Management Company, who is paid by the Adviser and not by the Fund, based on the portion of securities the Sub-adviser manages. The Sub-Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

     The Adviser, Sub-Adviser and other subsidiaries of Federated advise approximately 136 mutual funds and a variety of separate accounts, which totaled approximately $198 billion in assets as of December 31, 2003. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,650 employees. More than 5,000 investment professionals make Federated funds available to their customers.


Cusip 314172743
Cusip 314172735
Cusip 314172727
30716(6/04)




                                                                   June 28, 2004